UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2014

CORMEDIX INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34673	20-5894890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Rt. 202-206, Suite 303, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 517-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

 On January 7, 2014, we entered into a securities purchase agreement with various investors pursuant to which we agreed to sell an aggregate of 200,000 shares of our Series C-3 Non-Voting Convertible Preferred Stock and warrants to purchase up to an aggregate of 1,000,000 shares of common stock, for gross proceeds of an aggregate of $2,000,000. The Series C-3 Preferred Stock and the related warrants will be sold together at a price of $10.00 per share for each share of Series C-3 Preferred Stock.  The terms of the Series C-3 Preferred Stock are summarized in Item 5.03 below.

The warrants to be issued to each investor are identical.  The warrants are exercisable one year after issuance, have an exercise price of $1.25 per share, subject to adjustment, and a term of five years from the date they are first exercisable. However, a holder will be prohibited from exercising a warrant if, as a result of such exercise, the holder, together with its affiliates, would own more than 4.99% or 9.99% of the total number of shares of our common stock then issued and outstanding.

The closing of the sale of the Series C-3 Preferred shares and the warrants occurred on January 8, 2014.  No placement agent or underwriter was involved in the offering.

We intend to use the net proceeds of the offering for general corporate purposes, including the development and commercialization of Neutrolin®, and working capital and capital expenditures.

The form of warrant and the form of securities purchase agreement are filed herewith as Exhibits 4.23 and 10.36, respectively, and are incorporated herein by reference.  The foregoing descriptions of the securities purchase agreement and the warrants are not complete and are qualified in their entirety by reference to the respective exhibits.

The Series C-3 Preferred Stock and the warrants were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof.  Neither the Series C-3 Preferred Stock nor the warrants may be offered or sold in the United States absent registration or exemption from registration under the Securities Act and any applicable state securities laws.

The information contained in this Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Series C-3 Preferred Stock or the warrants or any other securities of our company.

A copy of the press release regarding the above matters is attached hereto as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 8, 2014, we filed a Certificate of Designation of Series C-3 Non-Voting Convertible Preferred Stock with the Delaware Secretary of State classifying and designating the rights, preferences and privileges of the Series C-3 Preferred Stock. The Series C-3 Preferred Stock has rights, privileges and terms that are identical to our outstanding Series C-1 Non-Voting Convertible Preferred Stock and our Series C-2 Non-Voting Convertible Preferred Stock.  Each share of Series C-3 Preferred Stock is convertible into 10 shares of our common stock at any time at the holder’s option at a conversion price of $1.00 per share.  However, the holder will be prohibited from converting Series C-3 Preferred Stock into shares of common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.99% of the total number of shares of our common stock then issued and outstanding.  In the event of our liquidation, dissolution, or winding up, holders of the Series C-3 Preferred Stock will receive a payment equal to $10.00 per share of Series C-3 Preferred Stock, subject to adjustment, before any proceeds are distributed to the holders of common stock.  Shares of the Series C-3 Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by our board of directors, and will rank:

●	senior to all common stock;

●	senior to any class or series of capital stock hereafter created specifically by its terms junior to the Series C-3 Preferred Stock;

●	on parity with our Series B Non-Voting Convertible Preferred Stock, our Series C-1 Non-Voting Convertible Preferred Stock and our Series C-2 Non-Voting Convertible Preferred Stock; and

●	junior to our Series D Non-Voting Convertible Preferred Stock and our Series E Non-Voting Convertible Preferred Stock;

in each case, as to distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily.

On January 8, 2014, we filed with the Delaware Secretary of State a Certificate of Amendment to Certificate of Designation of Series C-1 Non-Voting Convertible Preferred Stock and a Certificate of Amendment to Certificate of Designation of Series C-2 Non-Voting Convertible Preferred Stock to designate the Series C-3 Preferred Stock as on a parity with the Series C-1 and Series C-2 Preferred Stock.

On January 8, 2014, we filed with the Delaware Secretary of State a Certificate of Amendment to Certificate of Designation of Series D Non-Voting Convertible Preferred Stock and a Certificate of Amendment to Certificate of Designation of Series E Non-Voting Convertible Preferred Stock to provide that for the seven-year period ending on October 2, 2020, dividends on each of the Series D and Series E Preferred Stock will be paid on the respective dividend payment date by adding the amount of the dividend to the respective then-current Stated Value (as defined in the respective Certificate of Amendment) of each share of Series D and Series E Preferred Stock; thereafter dividends on each of the Series D and Series E Preferred Stock will be paid in cash.

The Series C-3 Certificate of Designation is attached hereto as Exhibit 3.9 and is incorporated herein by reference.  The Certificates of Amendment to the Series C-1, Series C-2, Series D and Series E Preferred Stock are attached hereto as Exhibits 3.10, 3.11, 3.12 and 3.13, respectively, and are incorporated herein by reference.  The foregoing descriptions of the Series C-3 Preferred Stock and the Certificates of Amendment to the Series C-1 Preferred Stock, the Series C-2 Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock are not complete and are qualified in their entirety by reference to the respective exhibits.

 Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3. 9	Certificate of Designation of Series C-3 Non-Voting Convertible Preferred Stock of CorMedix Inc., filed with the Delaware Secretary of State on January 8, 2014.

3.10	Certificate of Amendment to Certificate of Designation of Series C-1 Non-Voting Convertible Preferred Stock of CorMedix Inc., filed with the Delaware Secretary of State on January 8, 2014.

3.11	Certificate of Amendment to Certificate of Designation of Series C-2 Non-Voting Convertible Preferred Stock of CorMedix Inc., filed with the Delaware Secretary of State on January 8, 2014.

3.12	Certificate of Amendment to Certificate of Designation of Series D Non-Voting Convertible Preferred Stock of CorMedix Inc., filed with the Delaware Secretary of State on January 8, 2014.

3.13	Certificate of Amendment to Certificate of Designation of Series E Non-Voting Convertible Preferred Stock of CorMedix Inc., filed with the Delaware Secretary of State on January 8, 2014.

4.23	Form of Warrant issued on January 8, 2014

10.36	Form of Securities Purchase Agreement, dated January 7, 2014, between CorMedix Inc. and the investors named therein.

99.1	Press release dated January 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: January 9, 2014	/s/ Randy Milby
Name: Randy Milby
Title: Chief Executive Officer